Schedule of Investments July 31, 2022 (Unaudited)

Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 97.7%
Communication Services - 6.1%
Charter Communications - Class A*	22,816	$9,858,794
Match Group*	91,778	6,728,245
		16,587,039
Consumer Discretionary - 14.5%
Airbnb - Class A*	37,980	4,215,020
Amazon.com*	189,340	25,551,433
NIKE - Class B	82,579	9,489,979
		39,256,432
Financials - 5.6%
KKR & Co. - Class A	126,394	7,009,811
S&P Global	21,429	8,077,233
		15,087,044
Health Care - 18.6%
Align Technology*	19,215	5,398,838
Catalent*	112,237	12,694,005
Edwards Lifesciences*	130,066	13,076,836
Intuitive Surgical*	34,231	7,878,949
Veeva Systems - Class A*	51,088	11,422,255
		50,470,883
Industrials - 11.3%
Canadian Pacific Railway	143,363	11,307,040
Uber Technologies*	440,160	10,321,752
Waste Management	54,777	9,014,103
		30,642,895
Information Technology - 41.6%#
Adobe*	12,784	5,242,974
Coupa Software*	60,666	3,968,770
Datadog - Class A*	47,142	4,808,955
Gitlab*	85,114	4,885,544
Mastercard - Class A	53,739	19,012,321
Microsoft	112,558	31,599,533
NVIDIA	36,454	6,621,140
ServiceNow*	21,980	9,817,587
Snowflake - Class A*	36,208	5,427,941
Twilio - Class A*	48,930	4,149,264
Visa - Class A	81,828	17,356,537
		112,890,566
TOTAL COMMON STOCKS
(Cost $266,089,865)		264,934,859

SHORT-TERM INVESTMENT - 2.5%
Money Market Deposit Account - 2.5%
U.S. Bank N.A., 1.00% (a)
Total Money Market Deposit Account	6,813,389	6,813,389
TOTAL SHORT-TERM INVESTMENT
(Cost $6,813,389)		6,813,389

Total Investments - 100.2%
(Cost $272,903,254)		271,748,248
Other Assets and Liabilities, Net - (0.2%)		(588,633)
Total Net Assets - 100.0%		$271,159,615

*	Non-income producing security.
#
As of July 31, 2022, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$264,934,859	$-	$-	$264,934,859
Short-Term Investment	6,813,389	–	–	6,813,389
Total Investments in Securities	$271,748,248	$-	$-	$271,748,248

Refer to the Schedule of Investments for further information on the classification of investments.